UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): September 1, 2017

Rodin Global Property Trust, Inc.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	333-214130	81-1310268
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

110 E. 59th Street

New York, NY 10022

(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (212) 938-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Explanatory Note

On September 8, 2017, Rodin Global Property Trust, Inc. (the “Company”) filed a Current Report on Form 8-K for the purpose of announcing the acquisition of 2,400 beneficial interests (the “Interests”) in CF Net Lease Portfolio IV DST (the “DST”), a Delaware statutory trust and the Company’s intent to purchase additional Interests. As disclosed in the Company’s Quarterly Reports on Form 10-Q, the Company has continued to purchase Interests. As of October 6, 2017, the Company had acquired a total of 5,580 Interests, representing approximately 40.30% of the DST and the acquisition was deemed significant as of that date. The purpose of this Amendment No. 1 is to provide the required financial information with respect to the acquisition.

Item 9.01 Financial Statements and Exhibits

(a)	and (b) Financial Statements of Real Estate Property Acquired and Pro Forma Financial Information

The financial statements and pro forma financial information required by Item 9.01(a) and (b) are filed herewith as exhibits under Item 9.01(d) and such exhibits are incorporated herein by reference.

(d)	Exhibits

Exhibit Number	Description

99.1	Financial Statements of Real Estate Property Acquired:

Report of Independent Auditors

Statements of Revenues and Certain Expenses for the Nine Months Ended September 30, 2017 (unaudited) and for the Period from November 15, 2016 (commencement) through December 31, 2016

Notes to Statements of Revenues and Certain Expenses

99.2	Pro Forma Financial Information – Rodin Global Property Trust Inc.:

Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017 (unaudited)

Notes to the Pro Forma Condensed Consolidated Balance Sheet as of September 30, 2017 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Nine Months Ended September 30, 2017 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Nine Months Ended September 30, 2017 (unaudited)

Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 2016 (unaudited)

Notes to the Pro Forma Condensed Consolidated Statements of Operations for the Year Ended December 31, 2016 (unaudited)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RODIN GLOBAL PROPERTY TRUST, INC.

Date: December 26, 2017	By:	/s/ Steve Bisgay
Name: Steve Bisgay
Title: Chief Financial Officer